UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020.

Diego Pellicer Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55815	33-1223037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6160 Plumas Street, Suite 100, Reno, NV 89519

Registrant’s telephone number, including area code: (516) 900-3799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01, Completion of Acquisition or Disposition of Assets;

On September 16, 2020, Diego Pellicer Worlsdwide, Inc. (“Registrant”) filed a Form 8-K with the Commission that contained one inaccurate phrase and a misnamed entity. This Amendment No. 1 seeks to correct such errors.

This Amendment deletes the phrase “under contract” and substitutes the phrase “pursuing the” in the fourth line of the first paragraph of the Form 8-K so that such paragraph now correctly reads as follows:

On September 9, 2020, Diego Pellicer Worldwide, Inc. (“Registrant”) closed on its Membership Interest Purchase Agreement and acquired a 15.13% membership interest in Blue Bronco, LLC, a Colorado limited liability company (“Blue LLC”) that is majority owned by Cookies Retail, LLC, a California limited liability company (“Cookies”). Blue LLC is pursuing the purchase of 100% of the equity of E2T2, LLC, a Colorado limited liability company that is the current owner of a marijuana licensed retail and grow operating facility at 2057 S. Broadway, Denver, Colorado. In connection with its acquisition, Registrant executed the Operating Agreement of Blue LLC, acknowledging Registrant’s 15.13% ownership interest as well as Cookies’ majority ownership position. Registrant shall immediately submit its application to the Colorado Marijuana Enforcement Division to seek approval to be an equity owner of a Colorado licensed marijuana facility.

This Amendment further deletes the misnamed entity, “Blue LLC” and substitutes the correct entity name “E2T2 LLC” in several places in the third paragraph of the Form 8-K so that such paragraph now correctly reads as follows:

Pursuant to a certain Non-Revolving Line of Credit Promissory Note, dated September 4, 2020, Cookies agreed to lend E2T2, LLC up to $600,000 and Registrant, along with several other creditors of E2T2, LLC, executed an Intercreditor and Subordination Agreement. This agreement provides that E2T2, LLC will repay its Cookies’ loan and make certain Cookies’ license fee payments out of net profits and thereafter, E2T2, LLC shall make payments against the E2T2 Note.

All other text of the Form 8-K not changed by this Amendment No. 1 remains as originally disclosed.

Exhibit No.	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its current report to be signed on its behalf by the undersigned thereunto duly authorized.

October 14, 2020	Diego Pellicer Worldwide, Inc.

	By:	Christopher D. Strachan
Chief Financial Officer

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